EXHIBIT 4.1
SPECIMEN STOCK CERTIFICATE
Number	Shares
CF17508	Chemung Financial Corporation	________

ELMIRA, NEW YORK	CUSIP 164024 10 1
COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK	SEE REVERSE FOR CERTAIN DEFINITIONS

This is to certify that
SPECIMEN
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 EACH OF CHEMUNG FINANCIAL CORPORATION, transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:	________________________________	[SEAL]	_______________________________________
Secretary	President

Chemung Financial Corporation
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-as tenants in common	UNIF GIFT MIN ACT --	......Custodian.......
(Cust) (Minor)
TEN ENT	-as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	-as joint tenants with right		Act ..........................
	of survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, ......... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________..............................................
.........................................................................................

(Please print or typewrite name and address including postal zip code of assignee)

.........................................................................................

.........................................................................................

............................................................................... Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
........................................................................................

.............................................................................. Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ........................
....................................................